                                                                      EXHIBIT 10


                                  (Letterhead)
                              Morrison & Foerster



February 26, 1988



G.T. Global Income Series Inc.
50 California Street
San Francisco, CA 94111

          Re:  Shares of Common Stock of
               G.T. Global Income Series, Inc.

Ladies/Gentlemen:

     We refer to the Registration Statement on Form N-1A (filed December 23,
1988) (the "Registration Statement") of G.T. Global Income Series, Inc. (the "Company") relating to the registration of an indefinite number of shares of two series of the Company's Common Stock (collectively, the "Stock").

     We have been requested by the Company to furnish this opinion as Exhibit 10 to the Registration Statement.

     We have examined such records, documents, instruments, certificates of public officials and of the Company, made such inquiries of the Company, and examined such questions of law as we have deemed necessary for the purpose of rendering the opinion set forth herein. We have assumed the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies.

     We are not admitted to the practice of law under the laws of Maryland, where the Company was incorporated. The Company has procured the opinion of Maryland counsel, Piper & Marbury, dated February 26, 1988, concerning issues involving Maryland law and we have relied thereon in giving our opinion, and we believe you and we are justified in relying thereon. In any case in which we have relied upon the opinion of Piper & Marbury our opinion is subject to all qualifications stated therein affecting matters as to which we have so relied, and it is understood that we have made no independent investigation of any such matters.

     Based upon and subject to the foregoing, WE ARE OF THE OPINION THAT:

     The issuance and sale of the Stock by the Company have been duly and validly authorized by all appropriate action and, upon delivery thereof and payment therefor in accordance with the Registration Statement and Article V, of the Articles of Incorporation of the Company, and Stock will be duly authorized, validly issued, fully paid and nonassessable by the Company.

     We consent to the incorporation of this opinion as an exhibit to the Registration Statement.

                                        Very truly yours,



                                        /s/ Morrison & Foerster
                                        -----------------------
                                        Morrison & Foerster

                                   Letterhead
                            G.T. Capital Management



                                                                  August 3, 1989




G.T. Investment Funds, Inc.
50 California Street
San Francisco, California 94111

Gentlemen:

     In my position as Vice President and General Counsel of G.T. Capital Management, Inc., the investment manager and administrator for G.T. Investment Funds, Inc. ("Company") and its funds, I have provided legal counsel and have participated in various business and other matters relating to the Company, including the organization and registration of the G.T. Global Health Care Fund series ("Fund") of the Company. You have requested my opinion relating to the issuance of shares of common stock of the Fund.

     I have examined the Company's Articles of Incorporation, as amended, and other corporate documents relating to the authorization and issuance of the shares of common stock of the Company. In addition, I am of the understanding that the Company intends to file with the Maryland Department of Assessments and Taxation Articles Supplementary to the Articles of Incorporation of the Company classifying 100,000,000 shares of the common stock of the Company as shares of G.T. Global Health Care Fund.

     Based upon such examination, and on the condition that such Articles Supplementary are duly filed, I am of the opinion that:

     1. All legal requirements have been complied with in the organization of the Company, and the Company is a validly existing corporation under the laws of the State of Maryland.

     2. Up to 100,000,000 shares of the Fund may be legally and validly issued from time-to-time in accordance with the Company's Articles of Incorporation and By-Laws, both as amended, and subject to compliance with the Securities Act of 1933, the Investment Company Act of 1940, and applicable state laws regulating the offer and sale of securities.

     3. All shares that are issued as described in the immediately foregoing paragraph will be legally issued, fully paid and nonassessable by the Company.

     I consent to the filing of this opinion in connection with the Company's Registration Statement on Form N-1A (File No. 33-19338) and any amendments thereto, to be filed with the Securities and Exchange Commission.

                                        Sincerely,



                                        /s/ James W. Churm
                                        ------------------
                                        James W. Churm
                                        Vice President &
                                        General Counsel

                                   Letterhead
                            G.T. Capital Management



                                                              September 19, 1990




G.T. Investment Funds, Inc.
50 California Street
San Francisco, California 94111

Gentlemen:

     In my position as Vice President and General Counsel of G.T. Capital Management, Inc., the investment manager and administrator for G.T. Investment Funds, Inc. ("Company") and its funds, I have provided legal counsel and have participated in various business and other matters relating to the Company, including the organization and registration of the G.T. Global Growth & Income Fund series ("Fund") of the Company. You have requested my opinion relating to the issuance of shares of common stock of the Fund.

     I have examined the Company's Articles of Incorporation, as amended, and other corporate documents relating to the authorization and issuance of the shares of common stock of the Company. In addition, I am of the understanding that the Company intends to file with the Maryland Department of Assessments and Taxation Articles Supplementary to the Articles of Incorporation of the Company classifying 100,000,000 shares of the common stock of the Company as shares of G.T. Global Growth & Income Fund.

     Based upon such examination, and on the condition that such Articles Supplementary are duly filed, I am of the opinion that:

     1. All legal requirements have been complied with in the organization of the Company, and the Company is a validly existing corporation under the laws of the State of Maryland.

     2. Up to 100,000,000 shares of the Fund may be legally and validly issued from time-to-time in accordance with the Company's Articles of Incorporation and By-Laws, both as amended, and subject to compliance with the Securities Act of 1933, the Investment Company Act of 1940, and applicable state laws regulating the offer and sale of securities.

     3. All shares that are issued as described in the immediately foregoing paragraph will be legally issued, fully paid and nonassessable by the Company.

     I consent to the filing of this opinion in connection with the Company's Registration Statement on Form N-1A (File No. 33-19338) and any amendments thereto, to be filed with the Securities and Exchange Commission.

                                        Sincerely,



                                        /s/ James W. Churm
                                        ------------------
                                        James W. Churm
                                        Vice President &
                                        General Counsel

                                   Letterhead
                            G.T. Capital Management



                                                                   July 17, 1991



G.T. Investment Funds, Inc.
50 California Street
San Francisco, California 94111

Gentlemen:

     In my position as Vice President and General Counsel of G.T. Capital Management, Inc., the investment manager and administrator for G.T. Investment Funds, Inc. ("Company") and its funds, I have provided legal counsel and have participated in various business and other matters relating to the Company, including the organization and registration of the G.T. Latin America Fund series of the Company ("Latin America Fund") and the G.T. Global Small Companies Fund series of the Company ("Small Companies Fund"). You have requested my opinion relating to the issuance of shares of common stock of Latin America Fund and of Global Small Companies Fund.

     I have examined the Company's Articles of Incorporation, as amended, and other corporate documents relating to the authorization and issuance of the shares of common stock of the Company. In addition, I am of the understanding that the Company intends to file with the Maryland Department of Assessments and Taxation Articles Supplementary to the Articles of Incorporation of the Company classifying 100,000,000 shares of the common stock of the Company as shares of G.T. Latin America Fund and classifying 100,000,000 shares of the common stock of the Company as shares of G.T. Global Small Companies Fund.

     Based upon such examination, and on the condition that such Articles Supplementary are duly filed, I am of the opinion that:

     1. All legal requirements have been complied with in the organization of the Company, and the Company is a validly existing corporation under the laws of the State of Maryland.

     2. Up to 100,000,000 shares of the Latin America Fund and up to 100,000,000 shares of the Small Companies Fund may be legally and validly issued from time-to-time in accordance with the Company's Articles of Incorporation and By-Laws, both as amended, and subject to compliance with the

     Securities Act of 1933, the Investment Company Act of 1940, and applicable state laws regulating the offer and sale of securities.

     3. All shares that are issued as described in the immediately foregoing paragraph will be legally issued, fully paid and nonassessable by the Company.

     I consent to the filing of this opinion in connection with Post-Effective Amendment No 13. of the Company's Registration Statement on Form N-1A (File No. 33-19338) to be filed with the Securities and Exchange Commission.

                                        Sincerely,



                                        /s/ James W. Churm
                                        ------------------
                                        James W. Churm
                                        Vice President &
                                        General Counsel

                                   Letterhead
                            G.T. Capital Management



                                                                January 15, 1992



G.T. Investment Funds, Inc.
50 California Street
San Francisco, California 94111

Gentlemen:

     In my position as Vice President and General Counsel of G.T. Capital Management, Inc., the investment manager and administrator for G.T. Investment Funds, Inc. ("Company") and its funds, I have provided legal counsel and have participated in various business and other matters relating to the Company, including the organization and registration of the G.T. Global Telecommunications Fund ("Tele Fund") and the G.T. Global Financial Services Fund ("Fin Fund") series of the Company. You have requested my opinion relating to the issuance of shares of common stock of Tele Fund and of Fin Fund.

     I have examined the Company's Articles of Incorporation, as amended, and other corporate documents relating to the authorization and issuance of the shares of common stock of the Company. In addition, I am of the understanding that the Company intends to file with the Maryland Department of Assessments and Taxation Articles Supplementary to the Articles of Incorporation of the Company classifying 100,000,000 shares of the common stock of the Company as shares of G.T. Global Telecommunications Fund, and classifying 100,000,000 shares of the common stock of the Company as shares of G.T. Global Financial Services Fund.

     Based upon such examination, and on the condition that such Articles Supplementary are duly filed, I am of the opinion that:

     1. All legal requirements have been complied with in the organization of the Company, and the Company is a validly existing corporation under the laws of the State of Maryland.

     2. Up to 100,000,000 shares of the Tele Fund and up to 100,000,000 shares of the Fin Fund may be legally and validly issued from time-to-time in accordance with the Company's Articles of Incorporation and By-Laws, both as amended, and subject to compliance with the Securities Act of 1933, the Investment

     Company Act of 1940, and applicable state laws regulating the offer and sale of securities.

     3. All shares that are issued as described in the immediately foregoing paragraph will be legally issued, fully paid and nonassessable by the Company.

     I consent to the filing of this opinion in connection with Post-Effective Amendment No. 16 to the Company's Registration Statement on Form N-1A (File No. 33-19338) to be filed with the Securities and Exchange Commission.

                                        Sincerely,



                                        /s/ James W. Churm
                                        ------------------
                                        James W. Churm
                                        Vice President &
                                        General Counsel

                                   Letterhead
                             Kirkpatrick & Lockhart





                                                                    May 11, 1992




G.T. Investment Funds, Inc.
50 California Street
San Francisco, California 94111

Gentlemen:

     You have requested our opinion regarding certain matters in connection with the issuance of shares by G.T. Investment Funds, Inc. ("Company"). We have examined the Company's Articles of Incorporation, as amended and supplemented, and other corporate documents relating to the authorization and issuance of the shares of common stock of the Company. In addition, we have examined the Articles Supplementary to the Articles of Incorporation filed with the Maryland State Department of Assessments and Taxation in Baltimore, Maryland, classifying 100,000,000 shares of common stock of the Company as shares of G.T. Emerging Markets Fund series of the Company ("Emerging Markets Fund"). Based upon this examination, we are of the opinion that:

1. All legal requirements have been complied with in the organization of the Company and the Company is now a validly existing corporation in good standing under the laws of the State of Maryland;

2. The authorized capital stock of the Emerging Markets Fund consists of 100,000,000 shares (par value $.0001);

3. Up to 100,000,000 shares of the Emerging Markets Fund may be legally and validly issued from time to time in accordance with the Company's Articles of Incorporation and By-Laws, and subject to compliance with the Securities Act of 1933, the Investment Company Act of 1940, and applicable state laws regulating the sale of securities; and

4. When so issued, the shares of the Emerging Markets Fund will be fully paid and nonassessable.

     We hereby consent to the filing of this opinion in connection with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 33-19338) which you are about to file with the Securities and Exchange Commission. We also consent to the reference to our firm under the caption "Counsel" in the Registration Statement.

                                        Very truly yours,



                                        /s/ Arthur J. Brown
                                        -------------------
                                        Arthur J. Brown

                                   Letterhead
                             Kirkpatrick & Lockhart



                                                                October 16, 1992


G.T. Investment Funds, Inc.
50 California Street
San Francisco, California 94111

Gentlemen:

     You have requested our opinion regarding certain matters in connection with the issuance of shares by G.T. Investment Funds, Inc. ("Company"). We have examined the Company's Articles of Incorporation, as amended and supplemented, and other corporate documents relating to the authorization and issuance of the shares of common stock of the Company. In addition, we have examined the Articles Supplementary to the Articles of Incorporation filed with the Maryland State Department of Assessments and Taxation in Baltimore, Maryland, classifying 100,000,000 shares of common stock of the Company as Class A shares and 100,000,000 shares of common stock of the Company as Class B shares of the G.T. Global High Income Fund series of the Company ("High Income Fund"). Based upon this examination, we are of the opinion that:

     1. Up to 100,000,000 Class A shares and 100,000,000 Class B shares of the High Income Fund may be legally and validly issued from time to time in accordance with the Company's Articles of Incorporation and By-Laws, and subject to compliance with the Securities Act of 1933, the Investment Company Act of 1940, and applicable state laws regulating the sale of securities; and

     2. When so issued, the shares of the High Income Fund will be fully paid and nonassessable.

     We hereby consent to the filing of this opinion in connection with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 33-19338) which you are about to file with the Securities and Exchange Commission. We also consent to the reference to our firm under the caption "Counsel" in the Registration Statement.

                                        Very truly yours,


                                        /s/ Robert Hacker
                                        -----------------
                                        Robert C. Hacker

                                   Letterhead
                             Kirkpatrick & Lockhart




                                                                    May 26, 1994



G.T. Investment Funds, Inc.
50 California Street
San Francisco, California 94111

Gentlemen:

     You have requested our opinion regarding certain matters in connection with the issuance of shares by G.T. Investment Funds, Inc. ("Company"). We have examined the Company's Articles of Incorporation, as amended and supplemented, and other corporate documents relating to the authorization and issuance of the shares of common stock of the Company. In addition, we have examined the Articles Supplementary to the Articles of Incorporation filed with the Maryland State Department of Assessments and Taxation in Baltimore, Maryland, classifying
(i) 100,000,000 shares of common stock of the Company as Class A shares and 100,000,000 shares of common stock of the Company as Class B shares of the G.T. Global Natural Resources Fund series of the Company ("Natural Resources Fund") and (ii) 100,000,000 shares of common stock of the Company as Class A shares and 100,000,000 shares of common stock of the Company as Class B shares of the G.T. Global Infrastructure Fund series of the Company ("Infrastructure Fund"). Based upon this examination, we are of the opinion that:

     1. Up to 100,000,000 Class A shares and 100,000,000 Class B shares of the Natural Resources Fund and up to 100,000,000 Class A shares and 100,000,000 Class B shares of the Infrastructure Fund may be legally and validly issued from time to time in accordance with the Company's Articles of Incorporation and By-Laws, and subject to compliance with the Securities Act of 1933, the Investment Company Act of 1940, and applicable state laws regulating the sale of securities; and

     2. When so issued, the shares of the Natural Resources Fund and Infrastructure Fund will be fully paid and nonassessable.

     We hereby consent to the filing of this opinion in connection with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File No. 33-19338) which you are about to file with the Securities and Exchange Commission. We also consent to the reference to our firm under the caption
"Counsel" in the Registration Statement.

                                        Very truly yours,

                                        Kirkpatrick & Lockhart



                                        By:/s/ Daniel T. Steiner
                                           ---------------------
                                        Daniel T. Steiner

                                   Letterhead
                             Kirkpatrick & Lockhart





                                                               December 21, 1994




G.T. Investment Funds, Inc.
50 California Street
San Francisco, California 94111

Gentlemen:

     You have requested our opinion regarding certain matters in connection with the issuance of shares by G.T. Investment Funds, Inc. ("Company"). We have examined the Company's Articles of Incorporation, as amended and supplemented, and other corporate documents relating to the authorization and issuance of the shares of common stock of the Company. In addition, we have examined the Articles Supplementary to the Articles of Incorporation filed with the Maryland State Department of Assessments and Taxation in Baltimore, Maryland, classifying
(i) 100,000,000 shares of common stock of the Company as Class A shares and 100,000,000 shares of common stock of the Company as Class B shares of the G.T. Global Financial Services Fund series of the Company ("Financial Services Fund") and (ii) 100,000,000 shares of common stock of the Company as Class A shares and 100,000,000 shares of common stock of the Company as Class B shares of the G.T. Global Consumer Products and Services Fund series of the Company ("Consumer Products and Services Fund"). Based upon this examination, we are of the opinion that:

     1. Up to 100,000,000 Class A shares and 100,000,000 Class B shares of the Financial Services Fund and up to 100,000,000 Class A shares and 100,000,000 Class B shares of the Consumer Products and Services Fund may be legally and validly issued from time to time in accordance with the Company's Articles of Incorporation and By-Laws, and subject to compliance with the Securities Act of 1933, the Investment Company Act of 1940, and applicable state laws regulating the sale of securities; and

     2. When so issued, the shares of the Financial Services Fund and Consumer Products and Services Fund will be fully paid and nonassessable.

     We hereby consent to the filing of this opinion in connection with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (File No. 33-19338) which you are about to file with the Securities and Exchange Commission. We also consent to the reference to our firm under the caption "Counsel" in the Registration Statement.

                                        Very truly yours,

                                        Kirkpatrick & Lockhart



                                        By: /s/ Daniel T. Steiner
                                            ---------------------
                                        Daniel T. Steiner